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                            CHARTER FINANCIAL, INC.,
                                    SERVICER,


                       CHARTER EQUIPMENT LEASE 1999-1 LLC,
                                     ISSUER,


                                       AND


                        LASALLE BANK NATIONAL ASSOCIATION
                                     TRUSTEE


                            -------------------------


                               SERVICING AGREEMENT

                           Dated as of August 1, 1999


                            -------------------------



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                                TABLE OF CONTENTS

                                                                            Page


R E C I T A L S                                                                1


ARTICLE 1.  DEFINITIONS........................................................2


ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF THE SERVICER.....................3

      Section 2.01  Corporate Organization and Authority.......................3
      Section 2.02  Business and Property......................................4
      Section 2.03  Financial Statements.......................................4
      Section 2.04  Insurance..................................................4
      Section 2.05  Pending Litigation.........................................4
      Section 2.06  Transactions Legal and Authorized..........................5
      Section 2.07  Governmental Consent.......................................5
      Section 2.08  Taxes......................................................5
      Section 2.09  Compliance with Law........................................6
      Section 2.10  Ability to Perform.........................................6
      Section 2.11  Ordinary Course; No Insolvency.............................6
      Section 2.12  Principal Executive Office.................................6
      Section 2.13  Servicing Provisions Customary.............................6

ARTICLE 3.  ADMINISTRATION OF LEASES...........................................7

      Section 3.01  Servicer to Act............................................7
      Section 3.02  Lease Amendments and Modifications.........................8
      Section 3.03  Defaulted Leases...........................................9
      Section 3.04  Costs of Servicing; Servicing Fee.........................10
      Section 3.05  Other Transactions........................................11
      Section 3.06  Clean-Up Call.............................................11

ARTICLE 4.  SERVICER ADVANCES AND SELLER'S SUPPORT............................11

      Section 4.01  Late Lease Payments.......................................11
      Section 4.02  Early Termination Leases..................................11
      Section 4.03  Indemnification...........................................12
      Section 4.04  Repurchases...............................................12
      Section 4.05  Payment Advices...........................................13

ARTICLE 5.  INFORMATION TO BE PROVIDED........................................13

      Section 5.01  Monthly Status Reports; Servicing Reports.................13
      Section 5.02  Annual Independent Public Accountant's Report.............14

ARTICLE 6.  THE SERVICER......................................................15

      Section 6.01  Merger or Consolidation of the Servicer...................15

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      Section 6.02  Limitation on Liability of the Servicer and Others........15
      Section 6.03  Servicer Not to Resign or Be Removed......................15
      Section 6.04  Financial and Business Information........................16
      Section 6.05  Officer's Certificates....................................17
      Section 6.06  Inspection................................................17
      Section 6.07  Servicer to Act as Custodian..............................18

ARTICLE 7.  DEFAULT 19

      Section 7.01  Servicer Events of Default................................19
      Section 7.02  Termination...............................................20
      Section 7.03  Trustee to Act; Appointment of Successor..................20
      Section 7.04  Servicer to Cooperate.....................................21
      Section 7.05  Notification to Noteholders...............................21
      Section 7.06  Remedies Not Exclusive....................................22
      Section 7.07  Database File.............................................22
      Section 7.08  Indemnification of Trustee................................22
      Section 7.09  Responsibilities of the Trustee Acting as Servicer........22

ARTICLE 8.  SUBSTITUTION AND ADDITION OF LEASES...............................23

      Section 8.01  Substitution and Addition.................................23
      Section 8.02  Procedure.................................................24
      Section 8.03  Servicer's Subsequent Obligations.........................25

ARTICLE 9.  ASSIGNMENT........................................................25

      Section 9.01  Assignment to Trustee.....................................25
      Section 9.02  Assignment by Servicer....................................25

ARTICLE 10.  NATURE OF OBLIGATIONS AND SECURITY THEREFOR......................26

      Section 10.01  Obligations Absolute.....................................26
      Section 10.02  Further Assurances; Financing Statements.................26

ARTICLE 11.  MISCELLANEOUS....................................................26

      Section 11.01  Continuing Obligations...................................26
      Section 11.02  GOVERNING LAW............................................26
      Section 11.03  Successors and Assigns...................................27
      Section 11.04  Modification.............................................27
      Section 11.05  No Petition or Proceedings...............................27
      Section 11.06  Notices..................................................27
      Section 11.07  Counterparts.............................................27

Schedule 1    -      Schedule of Leases
Exhibit A     -      Form of Receivables Servicing Report

                               SERVICING AGREEMENT


     This SERVICING AGREEMENT is made and dated as of August 1, 1999, by and among CHARTER FINANCIAL, INC., a New York corporation, as servicer (the "Servicer") hereunder, CHARTER EQUIPMENT LEASE 1999 - 1 LLC, as issuer (the "Issuer"), and LASALLE BANK NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                                 R E C I T A L S

     WHEREAS, pursuant to the Seller Contribution and Sale Agreement, Charter Financial, Inc. (the "Seller") is selling and making certain capital contributions to Charter Funding Corporation V (the "Transferor") with respect to the Leases, the related Equipment and other assets described therein (the "Transferred Assets").

     WHEREAS, pursuant to the Transferor Contribution and Sale Agreement, the Transferor is selling and making certain capital contribution to Charter Equipment Lease 1999-1 LLC (the "Issuer"), with respect to the Transferred Assets.

     WHEREAS, pursuant to the Indenture, the Issuer is pledging the Transferred Assets thereunder for the benefit of the Holders of the Notes (as detailed below) and is issuing one class of [ ]% Class A-1 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-1 Notes"), one class of [ ]% Class A-2 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-2 Notes"), one class of [ ]% Class A-3 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-3 Notes"), one class of [ ]% Class A-4 Lease-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), one class of [ ]% Class B Leased-Backed Notes, [ ] (the "Class B Notes"), in the aggregate principal amount of $[ ], one class of [ ]% Class C Lease-Backed Notes, [ ], in the aggregate principal amount of $[ ] (the "Class C Notes"), one class of [ ]% Class D Leased-Backed Notes, [ ] in the aggregate principal amount of $[ ] (the "Class D Notes"); together with the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes, are referred to collectively as the "Notes").

     WHEREAS, the Servicer and the Trustee desire to enter into this Serving Agreement in order that the Servicer may service the Transferred Assets in accordance with the terms of this Servicing Agreement.

     WHEREAS, pursuant to the Indenture, the Issuer is granting, inter alia, to the Trustee, for the benefit of the Holders from time to time of the Notes, a security interest in all right, title and interest of the Issuer in, to and under the Leases, the interests in the Equipment and the other Transferred Assets and this Servicing Agreement.

     NOW, THEREFORE, the parties hereto agree, in consideration of the mutual agreements set forth herein and other valuable consideration provided, as follows:

     ARTICLE 1. DEFINITIONS

     As used in this Servicing Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

     Additional Lease - each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) Granted by the Issuer to be a part of the Granted Assets in exchange for all or a portion of the proceeds of an Early Termination Lease that has been prepaid in full pursuant to Section 8.01(b) hereof.

     Casualty Loss: with respect to any Lease, any loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

     Clean-Up Call - as defined in Section 3.06 hereof.

     Eligible Lease - as defined in Section 4.02 hereof.

     Filing Requirements - Financing Statements necessary to perfect (a) the ownership interest of the Issuer in the Leases, which name the Issuer as secured party/buyer and the Transferor as the debtor/seller, and (b) the perfected security interest of the Trustee in the Leases and the Equipment which name the Issuer as debtor and the Trustee as the secured party..

     Financing Statement - a statement filed pursuant to the UCC which evidences a security interest in an asset in order to perfect such security interest.

     Indemnified Party - as defined in Section 4.03 hereof.

     Indenture - the Indenture dated as of August 1, 1999 among the Issuer, the Servicer and the Trustee, as the same may be supplemented, modified or amended from time to time in accordance with the terms thereof.

     Issuer - Charter Equipment Lease 1999-1 LLC and any successor thereto.

     Lien - means a security interest, lien, charge, pledge or encumbrance of any kind other than tax liens, mechanics liens, and any liens that attach to a Lease by operation of law.

     Predecessor Lease - as defined in Section 8.01 hereof.

     Private Placement Memorandum - the final Private Placement Memorandum used in connection with the private offering of the Class C Notes and the Class D Notes.

     Prospectus - the form of final prospectus to be used in connection with the public offering of the Class A Notes and the Class B Notes, as filed with the Securities and Exchange Commission.

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     Registration  Statement - the registration  statement (File No.  333-64045)
filed with the Securities and Exchange Commission for the registration of the Class A Notes and the Class B Notes.

     Servicer - the corporation so identified in the first paragraph of this Servicing Agreement and any successor thereto in accordance with the provisions hereof.

     Servicer Event of Default - as defined in Section 7.01 hereof.

     Servicing Fee - as defined in Section 3.04(a) hereof.

     Servicing Report - as defined in Section 5.01(b) hereof.

     Substitute Lease - as defined in Section 8.01(a) hereof.

     Transferor - Charter Funding Corporation V and any successor thereto.

     To the extent capitalized terms are used herein which are not otherwise defined, such terms shall have meanings defined in the Indenture.

     ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE SERVICER

     The Servicer hereby represents and warrants to the Trustee as to the accuracy and correctness of the following statements set forth in Article 2:

     Section 2.01 Corporate Organization and Authority.

          The Servicer:

     (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

     (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Servicer or impair the enforceability of any Lease) and to enter into and perform its obligations under this Servicing Agreement, and the transactions contemplated hereby, including performance of the duties of the Servicer and the Servicer's support obligations hereunder, and

     (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Granted Assets or the business or


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          condition  (financial  or  otherwise)  of the  Servicer  or impair the enforceability of any Lease).

     Section 2.02 Business and Property.

     The Prospectus and the Private Placement Memorandum, accurately describe in all material respects the general nature of the business of the Servicer.

     Section 2.03 Financial Statements.

     (a) The consolidated balance sheet of the Servicer and its consolidated subsidiaries for the fiscal periods ended December 31, 1998 and December 31, 1997 and the related consolidated statements of income, retained earnings and cash flow for the respective period and fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Ernst & Young, independent certified public accountants, and the unaudited interim consolidated balance sheet of the Servicer and its consolidated subsidiaries as of March 31, 1999 and the related consolidated statements of income, retained earnings and cash flow for the three months ended on such date have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of the Servicer and its subsidiaries as of such dates and the results of their operations for such periods.

     (b) Except as disclosed in the Prospectus, the Private Placement Memorandum and the financial statements referred to in the preceding Section 2.03(a), since March 31, 1999 there has been no change in the business, condition or prospects (financial or otherwise) of the Servicer except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither the Servicer nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in Section 2.03(a) or for which adequate reserves are reflected in such financial statements and certain contingent obligations of the Servicer relating to other asset securitization transactions involving the Servicer.

     Section 2.04 Insurance.

     In addition to the insurance maintained by the Lessees with respect to the Equipment, the Servicer (or an Affiliate of the Servicer) maintains (i) a general liability insurance policy in the aggregate amount of $2,000,000 and
(ii) an excess liability insurance policy in umbrella form in the aggregate amount of $4,000,000. Each of such policies is in full force and effect and covers all equipment owned by the Servicer and the Issuer. All premiums in respect of such policies have been paid. The Issuer is named as a loss payee and additional insured, as its interests may appear, on such liability policies maintained by the Servicer.

     Section 2.05 Pending Litigation.

     There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Servicer threatened, against or affecting the Servicer or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including,


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but not limited to, any such  proceeding  or  investigation  with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects,
profits  or  condition   (financial  or  otherwise)  of  the  Servicer  and  its
subsidiaries, or the ability of the Servicer or the Servicer to perform its obligations under this Servicing Agreement. The Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     Section 2.06 Transactions Legal and Authorized.

     The compliance by the Servicer with all of the provisions of this Servicing
Agreement:

     (a) have been duly authorized by all necessary corporate action on the part of the Servicer, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Servicer except such as have been duly obtained;

     (b) are within the corporate powers of the Servicer; and

are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Servicer under the provisions of, any agreement, charter, instrument, by-law or other instrument to which the Servicer is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Servicer or its properties, or any order to which the Servicer or its properties is subject, of or by any government or governmental agency or authority.

     Section 2.07 Governmental Consent.

     No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Servicer in connection with the execution and delivery of this Servicing Agreement or the performance of its obligations as Servicer.

     Section 2.08 Taxes.

     (a) All tax returns required to be filed by the Servicer or any subsidiary in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Servicer or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Servicer's knowledge all such tax returns were true and correct and neither the Servicer nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

     (b) The provisions for taxes on the books of the Servicer and each of its subsidiaries are in accordance with generally accepted accounting principles.

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

     Section 2.09 Compliance with Law.

          The Servicer:

          (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

          (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

          (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Servicer and its subsidiaries.

     Section 2.10 Ability to Perform.

     At the date hereof, the Servicer does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Servicing Agreement or its ability to perform as Servicer.

     Section 2.11 Ordinary Course; No Insolvency.

     The transactions contemplated by the Indenture and this Servicing Agreement are being consummated by the Servicer in furtherance of the Servicer's ordinary business purposes and constitute a practical and reasonable course of action by the Servicer designed to improve the financial position of the Servicer, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Servicer will not, either as a result of the transaction contemplated by this Servicing Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

     Section 2.12 Principal Executive Office.

     The principal executive office of each of the Servicer and the Servicer is located at 530 Fifth Avenue, New York, New York 10036.

     Section 2.13 Servicing Provisions Customary.

     The servicing arrangements hereunder, including, without limitation, the terms and conditions pursuant to which the Servicer will act as Servicer and the Servicing Fee to be paid to the Servicer, are consistent with the arrangements and customary practices of the Servicer when providing comparable services to non-affiliated entities and of other servicers in the equipment leasing industry.

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

     ARTICLE 3. ADMINISTRATION OF LEASES

     Section 3.01 Servicer to Act.

     (a) Notwithstanding the transfers and assignments of the Leases (including the right to receive all payments due or to become due thereunder) and the related interests in the Equipment contemplated hereby, the Servicer, for the benefit of the Issuer, will service and administer each Lease in accordance with the terms thereof and of this Servicing Agreement. The Servicer shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Lease from time to time, all in accordance with (i) customary and prudent servicing procedures for leases of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses (i) and (ii), no less a standard of care than that which it applies to leases it services for its own account. The Servicer shall provide the Lessees with appropriate invoices or payment coupons and such other notices as may be required so that all Lease Payments, Casualty Payments and Termination Payments in respect of each Lease are remitted by the Lessees to the address specified by the Servicer. The Servicer shall deposit such payments to the Distribution Account within two Business Days following the receipt thereof. Any other amount received by the Servicer from time to time from the Issuer or any Lessee which is or is intended to be subject to the Lien of the Indenture shall be held in trust by the Servicer, as agent for the Trustee and within two Business Days deposited into the Distribution Account for application in accordance with the provisions of the Indenture.

     (b) The Servicer shall do, and shall have full power and authority to do, subject only to the specific requirements and prohibitions of this Servicing Agreement, any and all things in connection with the servicing and administration  of the  Leases  and the  interests  in the  Equipment  which are
consistent   with  the  manner  in  which  it  services   leases  and  equipment
constituting part of its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, but in performing its duties hereunder, the Servicer will act on behalf and for the benefit of the Issuer, the Trustee and the Holders of the Notes, subject at all times to the provisions of the Indenture, without regard to any relationship which the Servicer or any Affiliate of the Servicer may otherwise have with a Lessee. The Servicer shall at all times act in accordance with the provisions of each Lease, and shall observe and comply with all requirements of law applicable to it. Except as permitted by the terms of any Lease following a default thereunder, the Servicer shall not take any action which would result in the interference with the Lessee's right to quiet enjoyment of the Equipment subject to the Lease during the term thereof. The Servicer shall exercise in accordance with the servicing standard described in this Section 3.01 with respect to each item of Equipment all rights and remedies it, the Issuer or the Trustee shall have against any vendor of the Equipment, subject to the provisions of any Lease, and shall promptly pay all amounts realized from such actions into the Distribution Account, in accordance with the terms of the Indenture.

     (c) Without limiting the generality of the foregoing, the Servicer agrees to (i) provide coupon books for or invoice each Lessee monthly (except quarterly, semi-annually or annually in the case of Leases which provide for quarterly, semi-annual or annual Lease Payments, respectively) for all Lease Payments required to be paid by such Lessee in such manner and to the same extent as the Servicer does with respect to leases held for its own

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

account, (ii) maintain with respect to each Lease and each item of Equipment, and with respect to each payment by each Lessee and compliance by each Lessee with the provisions of each Lease, complete and accurate records in the same form and to the same extent as the Servicer does with respect to leases and equipment held for its own account (which records shall be at least as complete and accurate as those maintained by the Servicer as of the date of this Servicing Agreement), and (iii) from time to time execute, deliver and file (or cause the same to be done), and the Servicer is hereby authorized and empowered to execute, deliver, and file on behalf of the Issuer and the Trustee, any and all tax returns with respect to sales, use, personal property and other taxes (other than corporate income tax returns) and any and all reports or licensing applications required to be filed in any jurisdiction with respect to any Lease or any item of Equipment and any and all required Financing Statements and assignments of Financing Statements and such additional Financing Statements and continuation statements with respect thereto as may from time to time be necessary because of Lease substitutions, equipment replacements in accordance with the provisions of any Lease or otherwise so that the security interest contemplated by the Indenture in favor of the Trustee in each of the Leases, at all times will be perfected by such filings with the appropriate Uniform
Commercial Code filing offices. The Servicer agrees to complete and file Financing Statements in accordance with the Filing Requirement.

     (d) The Servicer will cause to be maintained with respect to the Leases and the Equipment casualty insurance sufficient to cover the replacement cost of the Equipment. Each such casualty policy shall name the Servicer or the Trustee as loss payee and additional insured; provided that the Servicer shall cause all such policies to name the Trustee and the Issuer as loss payees and additional insureds if (A) the Servicer is no longer the Servicer, (B) an Event of Default shall have occurred and be continuing or (C) a Servicer Event of Default shall have occurred and be continuing.

     (e) On or prior to the Closing Date, the Servicer will file the Financing Statements and assignments of Financing Statements in accordance with the Filing Requirements and thereafter will file such additional Financing Statements and continuation statements and assignments with respect to the Leases as may be necessary because of equipment replacements in accordance with the provisions of any Lease, purchases of Additional Leases in accordance with Article 8 and Lease substitutions pursuant to Article 8 hereof or otherwise so that (i) the interests conveyed by the Seller Contribution and Sale Agreement in favor of the Transferor in each of the Leases and Equipment, (ii) the interests conveyed by the Transferor Contribution and Sale Agreement in favor of the Issuer, and (iii) the security interest granted by the Indenture in favor of the Trustee in each of the Leases and the Equipment will be perfected by such filings with the appropriate Uniform Commercial Code filing offices (to the extent this may be achieved by central filing).

     Section 3.02 Lease Amendments and Modifications.

     In performing its obligations hereunder, the Servicer may, acting in the name of the Issuer and without the necessity of obtaining the prior consent of the Issuer or the Trustee, enter into and grant modifications, waivers and amendments to the terms of any Lease except for modifications, waivers or amendments that (a) are inconsistent with the servicing standards set forth in
Section 3.01 above, (b) would reduce the amount or extend the time for payment of any

Lease Payment, Casualty Payment or Termination Payment to be made under a Lease (other than as permitted in the following paragraph or to permit termination of a Lease which does not otherwise provide for termination by requiring the payment, in lieu of all future Lease Payments with respect to the Lease or Equipment subject thereto, an amount which equals or exceeds the Lease Repurchase Amount for such Lease as of such date) or the Lessee's absolute and unconditional obligation to make payment of the same, (c) would reduce or adversely affect the Lessee's obligation to maintain, service, insure and care for the Equipment or would permit the alteration of any item of Equipment in any way which could adversely affect its present or future value or (d) otherwise would materially adversely affect the interests of any of the Issuer, the Trustee or the Holders of the Notes.

     Notwithstanding the foregoing paragraph, following the transfer of any Lease to the Issuer in accordance with the Transferor Contribution and Sale Agreement, the Servicer may make adjustments to such Lease which modify one or more terms of such Lease, such as payment amount or payment date. Such administrative adjustments may result in a re-booking of such Lease and the assignment of a new Lease number, but will not be considered to be a substitution or prepayment of such Lease. The Servicer may permit such adjustments so long as the following conditions precedent have been satisfied:

          (i) after giving effect to such adjustment, the final payment on such Lease must be on or prior to January 1, 2006.

          (ii) after giving effect to such adjustments the aggregate amount of Lease Payments through the term of the Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases prior to such adjustment.

          (iii) after giving effect to such adjustments, the Discounted Lease Balance of the Leases must not be less than the Discounted Lease Balance of the Leases prior to such adjustment.

          (iv) after giving effect to such adjustments, the weighted average remaining term of the Leases must not be greater than the weighted average remaining term of the Leases prior to such adjustment.

     Section 3.03 Defaulted Leases.

     (a) Upon receipt of notice from the Issuer, the Trustee or any other Person, or if the Servicer otherwise learns that any Lease is a Defaulted Lease, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases in its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, including such action as may be reasonably necessary to attempt to cause the Lessee thereunder to cure such non-performance (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default.

     (b) The Servicer will use commercially reasonable efforts to sell or lease any Equipment upon the expiration of a Lease or the early termination of an Early Termination Lease or that is subject to a Defaulted Lease in a timely manner and upon the most favorable terms and conditions available at the time. In the event of an early lease termination of an Early Termination Lease, any Additional Lease must have a Discounted Lease Balance equal to or greater than that of the Early Termination Lease, monthly payments at least equal to those of the Early Termination Lease through the remaining term of such Early Termination Lease, and a remaining term less than or equal to that of the Early Termination Lease.

     (c) In the event that the Servicer is required to sell or lease any item of Equipment pursuant to the provisions of this Section 3.03 at a time when the Servicer has other similar items of equipment available to it, the Servicer will not favor any such other item in its remarketing efforts.

     (d) All amounts realized by the Servicer in the performance of its duties hereunder with respect to any Lease or Equipment remaining subject to the Lien of the Indenture (net of the Servicer's actual out-of-pocket expenses reasonably incurred in such realization) shall be held in trust by the Servicer, as agent for the Trustee and deposited into the Distribution Account within two Business Days of receipt for application in accordance with the provisions of the Indenture; provided that, to the extent that (i) the Servicer has made any advances pursuant to Section 4.01 hereof with respect to any Lease which thereafter became a Defaulted Lease, and (ii) the Servicer has not otherwise been fully reimbursed for such advances or payments, the Servicer shall reimburse itself for such advances or payments from any amounts recovered with respect to such Defaulted Lease before depositing any such amounts pursuant to this Section 3.03(d).

     Section 3.04 Costs of Servicing; Servicing Fee.

     (a) All  costs of  servicing  each  Lease in the  manner  required  by this
Article 3 shall be borne by the Servicer, but the Servicer shall be entitled to retain, out of any amounts actually recovered by the Servicer in the performance of its obligations under Section 3.03 hereof with respect to any Lease or the interests in the Equipment subject thereto, the Servicer's actual out-of-pocket expenses reasonably incurred in the course of such performance with respect to such Lease or the interests in the Equipment. (For all purposes of this Article 3 the Servicer's "out-of-pocket expenses" means only those expenses incurred to third parties (e.g., reasonable fees of outside counsel in a collection suit) and not salaries, operating costs, overtime wages and other such "overhead" costs or expenses of the Servicer.) In addition, the Servicer shall be entitled to receive from the Issuer on each Payment Date following the Closing Date a servicing fee with respect to the Notes (the "Servicing Fee") in the amounts described in paragraph (b) below.

     (b) The amount of the Servicing Fee which the Servicer shall be entitled to receive on each Payment Date following the original issuance of the Notes shall be determined by multiplying (i) the Aggregate Discounted Lease Balance of Leases as of the prior Payment Date times (ii) one-twelfth of 0.50%.

     Section 3.05 Other Transactions.

     Nothing in this Servicing Agreement shall preclude the Servicer from entering into other leases or other financial transactions with any Lessee or selling or discounting any such lease with any Person.

     Section 3.06 Clean-Up Call.

     The Servicer shall be permitted, in its sole discretion, to purchase all of the remaining Leases and Lease Receivables which comprise the Granted Assets as of the end of any Collection Period on which the Aggregate Discounted Lease Balance is less than 10% of the Aggregate Discounted Lease Balance as of the Closing Date (a "Clean-Up Call") through the deposit of an amount equal to the sum of the Discounted Lease Balance of all remaining Leases into the Distribution Account on the Business Day prior to the Payment Date following the end of such Collection Period. Such payment shall be treated as Collections on the Leases.

     ARTICLE 4. SERVICER ADVANCES AND SELLER'S SUPPORT

     Section 4.01 Late Lease Payments.

     On the day prior to each Payment Date, the Servicer may, but will not be required to, advance and remit to the Trustee for deposit in the Distribution Account, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 A.M. New York City time on the Business Day prior to such Payment Date, an amount (a "Servicer Advance") equal to any Lease Payment due during the prior Collection Period but unpaid or due prior to the related Calculation Date with respect to any Lease. In consideration of each Servicer Advance the Servicer will be entitled to retain any late payment fees recovered from the Lessee with respect to any Lease Payment covered by a Servicer Advance. In addition, the Servicer will be reimbursed for Servicer Advances from funds in the Distribution Account in accordance with the Indenture on any following Payment Date.

     Section 4.02 Early Termination Leases.

     Following the Calculation Date as of which any Lease first becomes an Early Termination Lease the Seller may, but shall have no obligation to, either (a) substitute one or more Eligible Leases and the Equipment subject thereto for such Lease and the Equipment subject thereto pursuant to Article 8 hereof (if the Seller is then entitled to substitute Leases and Equipment in accordance with the provisions of Section 8.01 hereof) on or before the Business Day prior to the next succeeding Payment Date, (b) repurchase from the Issuer such Lease and the related Equipment by remitting to the Trustee an amount equal to the Lease Repurchase Amount in such manner as will ensure that the Trustee will have immediately available funds therefor by 11:00 A.M. New York City time on the Business Day prior to the next succeeding Payment Date or (c) offer for sale to the Issuer one or more Additional Leases in consideration of the proceeds thereof in accordance with Article 8 hereof. Unless the Seller takes one of the actions set forth in the prior sentence, the Servicer will not permit a voluntary termination of a Lease prior to its stated maturity unless it receives a payment in connection with such termination equal to at least the Prepayment Amount. Any Early Termination Lease and the Equipment subject thereto which is repurchased, or for which Additional Leases have been purchased or Substitute Leases transferred, pursuant to this Section 4.02 shall nevertheless remain subject to the Lien of the Indenture until such time as an Additional Lease or Additional Leases have been purchased or Substitute Lease or Substitute Leases have been transferred in accordance with the provisions of
Article 8 hereof or the Lease Repurchase Amount has been paid. A Lease will be considered to be an "Eligible Lease" if on the date such Lease is substituted for or added in replacement of an Early Termination Lease, such Lease satisfies the representations and warranties set forth in Section 3.04(c) of the Seller Sale and Contribution Agreement and the requirements of Article 8 hereof.

     Section 4.03 Indemnification.

     The Servicer agrees to indemnify and hold harmless the Issuer, the Trustee and each Holder of the Notes (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent arising out of the gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the willful misconduct or negligence of the Servicer regarding the servicing of any Lease or the related Equipment, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority by the Servicer; provided that the foregoing indemnity shall in no way be deemed to impose on the Servicer any obligation, other than to the extent specifically set forth in this Article 4, to make any payment with respect to principal or interest on the Notes or to reimburse the Issuer for any payments on account of the Notes. This Section 4.03 shall bind any successor Servicer hereunder.

     Section 4.04 Repurchases.

     (a) In the event that any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of any action or inaction by the Servicer (other than any such action or inaction of the Servicer, in connection with the enforcement of any Lease in a manner consistent with the provisions of this Servicing
Agreement) or any claim by any Lessee against the Servicer and, in any such case, the event or condition causing such inaccuracy, termination, reduction, impairment or claim shall not have been cured or corrected within 30 days after the earlier of the date on which the Servicer is given notice thereof by the Issuer or the Trustee or the date on which the Servicer otherwise first has notice thereof, the Servicer will repurchase such Lease and the Equipment subject thereto by paying to the Trustee, not later than the third Business Day after the Calculation Date next following the expiration of such 30-day period with respect to the events referenced in Section 4.04(a), an amount equal to the Lease Repurchase Amount. The Servicer shall not be responsible under this Section for the action or inaction of any successor Servicer.

     (b) The Servicer's obligations under this Section 4.04 are the full recourse obligations of the Servicer and shall in no way be limited or discharged by the application of any funds constituting part of the Granted Assets other than payments and amounts received with respect to the Lease in question.

     Section 4.05 Payment Advices.

     Each payment to the Trustee pursuant to any of the provisions of this Servicing Agreement shall be accompanied by written advice containing sufficient information to identify the Lease and/or Equipment to which such payment relates, the Section of this Servicing Agreement pursuant to which such payment is made, and the proper application pursuant to the provisions of the Indenture of the amounts being paid.

     ARTICLE 5. INFORMATION TO BE PROVIDED

     Section 5.01 Monthly Status Reports; Servicing Reports.

     (a) Within five Business Days following each Payment Date, the Servicer will send to the Trustee (copies of which the Trustee shall send to each Rating Agency and to each holder of the Notes as provided in the Indenture) a written report, signed by one of the Servicer's financial officers, (i) identifying each Lease with respect to which any Lease Payment was 30 or more days overdue as of the end of the immediately preceding Collection Period, the Discounted Lease Balance of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 4.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date), (ii) identifying each Lease with respect to which any Lease Payment was 60 or more days overdue as of the end of the immediately preceding Collection Period, the Discounted Lease Balance of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 4.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Closing Date), (iii) identifying each Lease with respect to which any Lease Payment was more than 120 days overdue as of the end of the immediately preceding Collection Period, the Discounted Lease Balance of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 4.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Closing Date), (iv) identifying each Lease which became a Defaulted Lease as of the preceding Calculation Date and specifying the Discounted Lease Balance of such Lease as of such Calculation Date (or, in the case of the first such report, subsequent to the Cut-Off Date) and the aggregate Discounted Lease Balance of all such Defaulted Leases, and (v) indicating the aggregate amount recovered by the Servicer subsequent to the preceding Payment Date (or, in the case of the first Payment Date, subsequent to the Cut-Off Date) and on or prior to such Payment Date with respect to Servicer Advances previously made by the Servicer. Each such report shall also describe generally what action or actions the Servicer is then taking or proposes to take to recover from the appropriate Lessees any amounts previously paid by the Servicer to the Trustee pursuant to Section 4.01 hereof.

     (b) On or before the third Business Day preceding the Payment Date, the Servicer shall deliver to the Trustee and to each Rating Agency an Officer's Certificate signed by an officer of the Servicer accompanying a servicing report (a "Servicing Report") stating the date and in the form of Exhibit A hereto. Such report shall be provided in an electronic format reasonably acceptable to the Trustee.

     (c) The Servicing Report shall include, among other items, the total amount of all Lease Payments, Casualty Payments, Termination Payments, Lease Repurchase Amount, recoveries related to Servicer Advances, and Other Lease Payments received by the Servicer and deposited in the Distribution Account. Such report shall indicate the amount of all Lease Payments received by the Servicer and deposited in the Distribution Account, as applicable, which are for any Collection Period other than the Collection Period for such Payment Date and shall identify each Lease with respect to which a Casualty Payment, Termination Payment or Lease Repurchase Amount was made during such time period. Such report shall also indicate (i) the aggregate amount of Servicing Advances to be paid by the Servicer on the related Payment Date pursuant to Section 4.01 hereof, and
(ii) the aggregate amount expected to be reimbursed to the Servicer on the related Payment Date for Servicer Advances made by the Servicer pursuant to
Section 4.01 hereof. The Servicer hereby represents and warrants that such calculations will be correct and accurate, and the Servicer shall be fully responsible for, and shall reimburse and indemnify each Indemnified Party for, any loss resulting from such Indemnified Party's reliance on any such calculations which are not correct.

     (d) If the Servicer requests the withdrawal of any funds from the Distribution Account which constitute any part of the Granted Assets other than on a Payment Date, the Servicer shall submit to the Trustee with such report a certificate (i) setting forth the amounts to be withdrawn (on an item-by-item basis), (ii) stating that none of such amounts, other than those pertaining to the Servicing Fee or other servicer compensation, are all or part of any Lease Payment, Servicer Advances, recoveries related to Defaulted Leases, Lease Repurchase Amount, Casualty Payment or Termination Payment, and (iii) identifying the Lease or Leases to which such amounts relate.

     Section 5.02 Annual Independent Public Accountant's Report.

     The Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer) to deliver to the Trustee, with a copy to each Rating Agency, within 135 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending December 31, 1999, a written statement to the effect that such firm has (a) obtained from the Servicer a copy of the monthly status report pursuant to Section 5.01 for a single month during the previous calendar year; (b) compared the information contained in such monthly status report and in the monthly summaries prepared by the Servicer in support of such monthly status report to the computer printouts and accounts prepared by the Servicer and supporting such reports; and (c) selected, at random, at least 20 Leases included in the Granted Assets and compared the activity in the files maintained by the Servicer for such Leases to the activity as reported for those Leases to the monthly summaries prepared by the Servicer and supporting the monthly status report, and that, on the basis of such examination and comparison, such firm is of the opinion that the Servicer has prepared such monthly status report and summaries in agreement with the computer printouts, accounts and individual Lease files, except in each case for
(x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement.

     ARTICLE 6. THE SERVICER

     Section 6.01 Merger or Consolidation of the Servicer.

     The Servicer will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Servicer's duties under this Servicing Agreement.

     The Servicer  shall not merge or  consolidate  with any other Person unless
(i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not the Servicer, shall execute and deliver to the Issuer, the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Servicer hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Servicer hereunder. Upon the occurrence of any such merger or consolidation, the Servicer shall give notice promptly to the Rating Agencies.

     Section 6.02 Limitation on Liability of the Servicer and Others.

     Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall incur any liability to the Issuer, the Trustee or the Holders of the Notes for any action taken or not taken in good faith pursuant to the terms of this Servicing Agreement with respect to any Lease or the Equipment subject thereto; provided, however, that this provision shall not protect the Servicer against any breach of warranties, representations or covenants made by it herein or in any certificate delivered in conjunction with the purchase of the Notes or for any liability which would otherwise be imposed for any action or inaction resulting from willful misconduct or bad faith or for negligence in the performance or nonperformance of its duties hereunder.

     Section 6.03 Servicer Not to Resign or Be Removed.

     The Servicer shall not resign from the servicing obligations and duties hereby imposed on it except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of independent counsel to the Servicer, in form and substance satisfactory to the holders of the Notes, to such effect delivered to the Trustee.

     Except as provided in Section 7.02 hereof, the Servicer shall not be removed or be replaced as Servicer with respect to any Lease or any of the Equipment.

     No resignation or removal of the Servicer shall in any event become effective until the Trustee or a successor servicer shall have assumed the Servicer's servicing responsibilities and obligations in accordance with Section
7.02 hereof.

     Section 6.04 Financial and Business Information.

     The Servicer will deliver to the Issuer and the Trustee, and the Trustee upon receipt thereof shall deliver to each Rating Agency and upon request, to any Holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes (and, upon the request of any holder of outstanding Notes, to any prospective transferee of any Notes) and, in the case of a notice of a Servicer Event of Default as provided in subsection (c) below:

     (a) Quarterly Statements - within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Servicer, a copy of:

          (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries at the end of such quarter, and

          (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that quarter and for the portion of the fiscal year ending with such quarter, accompanied by a certificate signed by a principal financial officer of the Servicer stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied;

     (b) Annual Statements - within 135 days after the end of each fiscal year of the Servicer, a copy of:

          (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries, at the end of that year, and

          (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

     (c) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice, by certified mail return receipt requested, hand delivery or overnight courier, describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

     (d) SEC and Other Reports - if so required to be filed and promptly upon their becoming available, one copy of each report (including the Servicer's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies; and

     (e) Report on Proceedings - promptly upon the Servicer's becoming aware of

          (1) any proposed or pending investigation of it by any governmental authority or agency, or

          (2) any court or administrative proceeding

which materially and adversely affect the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits; and

     (f) Requested Information - with respect to the Class C Notes and the Class D Notes, with reasonable promptness, any other data and information which may be reasonably requested from time to time, including, without limitation, any information required to be made available at any time to any prospective transferee of any Notes in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended.

     Section 6.05 Officer's Certificates.

     With each set of financial statements delivered pursuant to Section 6.04, the Servicer will deliver an Officer's Certificate stating (i) that the officer signing such Officer's Certificate have reviewed the relevant terms of this Servicing Agreement and have made, or caused to be made under such officer's supervision, a review of the activities of the Servicer during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and (iii) that on the basis of such review the officers signing such certificate are of the opinion that during such period the Servicer has serviced the Leases in compliance with the procedures hereof except as described in such certificate.

     Section 6.06 Inspection.

     The Servicer will permit, on reasonable prior notice, the representatives of the Issuer and the Trustee and the Holder of any Notes evidencing not less than 25% of the Outstanding Principal Amount of any Class of Notes to examine all of the books of account, records, reports and other papers of the Servicer, to make copies and extracts therefrom, and to discuss the Servicer's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Servicer authorizes said accountants to discuss the finances and affairs of the Servicer) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Servicer or the Servicer's performance of its duties and obligations hereunder.

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Any expense incident to the exercise by the Issuer,  the Trustee,  or any holder of the Notes during the continuance of any Servicer Event of Default, or any event or condition which with the giving of notice or the lapse of time or both would become a Servicer Event of Default, of any right under this Section 6.06 shall be borne by the Servicer.

     Section 6.07 Servicer to Act as Custodian.

     (a) The Servicer shall hold and acknowledges that it is holding the Leases and all other Granted Assets that it may from time to time receive hereunder as custodian for the Trustee; provided that the Trustee shall not be liable for the action, inaction of omission of the Servicer.

     (b) The Servicer shall perform its duties under this Section 6.07 in accordance with the standard set forth in Section 3.01 as such standard applies to servicers acting as custodial agents. The Servicer shall promptly report to the Trustee any failure by it to hold the complete Leases as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of the Servicer and (ii) such remedial action is otherwise within its capabilities or control. As custodian, the Servicer shall have and perform the following powers and duties:

          (A) hold the Leases on behalf of the Trustee for the benefit of the Noteholders, maintain accurate records pertaining to each Lease to enable it to comply with the terms and conditions of this Servicing Agreement, and maintain a current inventory thereof;

          (B) implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of the Leases so that the integrity and physical possession of the Leases will be maintained; and

          (C) attend to all details in connection with maintaining custody of the Leases on behalf of the Trustee on behalf of the Noteholders.

     (c) In acting as custodian of the Leases, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in such Leases. The Servicer on behalf of the Noteholders shall mark conspicuously each original contractual document with a Lessee, and its master data processing records evidencing each Lease with a legend, acceptable to the Trustee, evidencing that all right, title and interest in the Leases has been granted to the Trustee as provided in the Transaction Document.

     (d) The Servicer agrees to maintain the Leases at either its office in New York, New York or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

     (e) The Servicer will indicate in its records that it is servicing and administering each Lease in its capacity as Servicer hereunder, and to the extent it is in possession of any original Lease agreement, will hold such Lease, subject to the provisions of the Indenture as custodian for the Trustee.

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

     ARTICLE 7. DEFAULT

     Section 7.01 Servicer Events of Default.

     The following events and conditions shall constitute Servicer Events of Default hereunder:

          (i) failure on the part of the Servicer to deposit to the Distribution Account or other applicable account in accordance with the terms of the Indenture within two Business Days following the receipt thereof any monies received by the Servicer and required to be deposited hereunder, which failure continues unremedied;

          (ii) so long as the Servicer is the Servicer hereunder, failure on the part of the Servicer to pay to the Trustee on the date when due in accordance with the terms hereof, any payment required to be made by the Seller pursuant to Article 4 hereof;

          (iii) failure on the part of the Servicer to observe or perform in any material respect any other of their respective covenants or agreements in this Servicing Agreement which failure continues unremedied for a period of 30 days after the earlier of (A) the date it first becomes known to any officer of the Seller or the Servicer, as the case may be, and (B) the date on which written notice thereof requiring the same to be remedied shall have been given to the Servicer by the Trustee;

          (iv) if any representation or warranty made by the Servicer in this Servicing Agreement or in any certificate or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by the Servicer in this Servicing Agreement will be deemed to be "material" only if it affects the Noteholders, the enforceability of the Indenture or of the Notes; and provided, further, that a material breach of any representation or warranty made by the Servicer in this Servicing Agreement with respect to any of the Leases or the Equipment subject thereto will not constitute a Servicer Event of Default if the Servicer repurchases such Lease and Equipment in accordance with this Servicing Agreement;

          (v) the entry by a court having jurisdiction of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Servicer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the

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

     continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by the Servicer to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action.

     Section 7.02 Termination.

     So long as a Servicer Event of Default shall be continuing, the Trustee shall, upon the instructions of the Holders of 66-2/3% in Outstanding Principal Amount of the Notes, by notice in writing to the Servicer terminate all of the rights and obligations of the Servicer (but not the Seller's obligations which shall survive any such termination) under this Servicing Agreement. On the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Servicing Agreement to take any action with respect to any Lease or Equipment shall cease and the same shall pass to and be vested in the Trustee pursuant to and under this Article and the Indenture; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and assignment of any Lease and the related Equipment, or otherwise.

     Section 7.03 Trustee to Act; Appointment of Successor.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.02 hereof, the Trustee, subject to the terms of Section
5.02 of the Indenture, shall be the successor in all respects to the Servicer in its capacity as servicer of the Leases under this Servicing Agreement and, to such extent, shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and shall be entitled to receive from the Issuer the Servicing Fee provided for in Section 3.04 hereof; provided that the Trustee shall in no way be responsible or liable for any action or actions of the Servicer before the time the Servicer receives such a notice of termination.

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

     (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to each Holder of the Notes and (i) appoint an established institution satisfactory to the Holders of 66-2/3% in Outstanding Principal Amount of the Notes as the successor to the Servicer hereunder to assume all of the rights and obligations of the Servicer hereunder, including, without limitation, the Servicer's right hereunder to receive the Servicing Fee or, (ii) if no such institution satisfactory to the Holders of 66-2/3% in Outstanding Principal Amount of the Notes is so appointed within 60 days following the giving of such notice, appoint a bank or other established institution, which has experience in servicing lease contracts and equipment similar to the Leases and Equipment and as to which each of S&P and DCR has indicated in writing that the appointment of such Person, as the successor to the Servicer hereunder will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes or, (iii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee shall cause such successor to the Servicer to enter into a servicing agreement substantially in the form of this Servicing Agreement except that the Trustee may make arrangements for the compensation of such successor out of payments on Leases as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that provided for a successor to the Servicer in Section 3.04 hereof. The Trustee shall provide the Rating Agencies with prior written notice of the appointment of any successor to the Servicer.

     Section 7.04 Servicer to Cooperate.

     The Servicer hereby agrees to cooperate with the Trustee or any successor to the Servicer appointed in accordance with Section 7.03 hereof, as applicable, in effecting the termination and transfer of the responsibilities and rights of the Servicer hereunder to the Trustee or any successor to the Servicer, including, without limitation, the execution and delivery of assignments of Financing Statements, and the transfer to the Trustee or the successor to the Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer or thereafter received with respect to the Leases. The Servicer hereby agrees to transfer to any successor to the Servicer its electronic records and all other records, correspondence and documents relating to the Leases and Equipment in the manner and at such times as the successor to the Servicer shall reasonably request. The Servicer hereby designates the Trustee and any successor to the Servicer its agent and attorney-in-fact to execute transfers of Financing Statements (including any and all Financing Statements naming an individual Lessee as debtor and the Servicer as secured party) and any other filings or instruments which may be necessary or advisable to effect such transfer of the Servicer's responsibilities and rights hereunder.

     Section 7.05 Notification to Noteholders.

     Upon any such termination or appointment of a successor to the Servicer, the Issuer shall cause the Trustee to give prompt written notice thereof to each Rating Agency and to each Holder of the Notes in the manner provided in the Indenture.

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

     Section 7.06 Remedies Not Exclusive.

     Nothing in the preceding provisions of this Article 7 shall be interpreted as limiting or restricting any rights or remedies which the Issuer, the Trustee or any other Person would otherwise have at law or in equity on account of the breach or violation of any provision of this Servicing Agreement by the Servicer, including, without limitation, the right to recover full and complete damages on account thereof to the extent not inconsistent with Section 6.02 hereof.

     Section 7.07 Database File.

     The Servicer, will provide the Trustee with a magnetic tape containing the database file for each Lease (i) as of the Cut-Off Date, (ii) as of any Transfer Dates, (iii) as of the last day of the preceding Collection Period on each Calculation Date prior to a Servicer Event of Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Trustee following the occurrence of a Servicer Event of Default.

     Section 7.08 Indemnification of Trustee.

     The original Servicer shall defend, indemnify and hold the Trustee acting as a successor Servicer and any officers, directors, employees or agents of the Trustee harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Trustee may sustain in connection with the claims asserted at any time by third parties against the Trustee acting in the capacity as Servicer which result from (i) any willful or grossly negligent act taken or omission by the original Servicer or (ii) a breach of any representations of the original Servicer in Article 2 hereof. The indemnification provided by this
Section 7.08 shall survive the termination of this Servicing Agreement.

     Section 7.09 Responsibilities of the Trustee Acting as Servicer.

     (a) The Trustee will not be responsible for delays attributable to the original Servicer's failure to deliver information, defects in the information supplied by the original Servicer, or other circumstances beyond the control of the Trustee.

     (b) The Trustee will make arrangements with the original Servicer for the prompt and safe transfer of, and the original Servicer shall provide to the Trustee, all necessary servicing files and records, including (as deemed necessary by the Trustee at such time): (i) Lease documentation, (ii) servicing systems tapes, (iii) Lease payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Trustee, reflecting all applicable Lease information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Trustee.

     (c) The Trustee shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Servicing Agreement if any such failure or delay results from the Trustee acting in accordance with information prepared or supplied by a Person other than the

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

Trustee or the failure of any such Person to prepare or provide such information. The Trustee shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Transferor or the Issuer or for any inaccuracy or omission in a notice or communication received by the Trustee from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Lease with applicable law or the breach or the inaccuracy of any representation or warrant made with respect to any Lease. The Trustee shall not be subject to Section 4.04 of this Servicing Agreement pertaining to the repurchase of Lease and Equipment thereto.

     (d) If the Trustee assumes the role of Servicer hereunder the Trustee shall be entitled to the benefits of (and subject to the provisions of) Section 9.02 hereunder concerning delegation of duties to subservicers.

     ARTICLE 8. SUBSTITUTION AND ADDITION OF LEASES

     Section 8.01 Substitution and Addition.

     (a) Subject to the satisfaction of the requirements set forth in Section 8.01(c) hereof, the Transferor will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease (for purposes of this Article 8 referred to as a "Predecessor Lease") and the Equipment subject thereto if:

          (i) the Predecessor Lease became (A) a Defaulted Lease, (B) a Lease which is subject to a Warranty Event or (C) a Lease which is the subject of a Casualty Loss, during the immediately preceding Collection Period; and

          (ii) if Section 8.01(a)(i)(A) or (C) is applicable, the aggregate Discounted Lease Balance of the Leases that are, or have been, Predecessor Leases shall not in the aggregate exceed 10% of the Discounted Lease Balance of the Leases on the Cut-Off Date.

     (b) Subject to the  satisfaction of the  requirements  set forth in Section
4.02 and Section 8.01(c) hereof, in the event of an Early Lease Termination which has been prepaid in full, the Issuer will have the option to reinvest the proceeds of such Early Termination Lease in one or more Additional Leases. The purchase price of such Additional Lease or Leases will be paid to the Transferor in an amount equal to the proceeds of such Early Termination Lease.

     (c) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:

          (i) the final payment on such Substitute Lease or Additional Lease must be on or prior to the date of the final payment of the Predecessor Lease or Early Termination Lease;

          (ii) after giving effect to such additions and substitutions and any adjustments pursuant to Section 3.02 hereof the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the

     Additional Leases) and the Discounted Lease Balance of the Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases and the Discounted Lease Balance of the Leases, respectively prior to such substitution or addition or adjustment;

          (iii) after giving effect to such adjustments, additions and substitutions, the Discounted Lease Balance of the Leases must not be less than the Discounted Lease Balance of the Leases prior to such adjustment, substitution or addition; and

          (iv) after giving effect to such adjustments, additions, and substitutions pursuant to Article 8, the weighted average remaining term of the Leases must not be greater than the weighted average remaining term of the Leases prior to such adjustment, addition, and substitution.

     (d) Each addition and substitution pursuant to this Section 8.01 shall include the right to receive all amounts due or to become due under each Substitute Lease being substituted or Additional Leases being purchased and any security deposits paid by the related Lessee to the Servicer in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease and any payments due before the Transfer Date as to which such substitution or addition is made). At the time of each such substitution and addition, the Servicer shall transfer to the Trustee all Lease Payments actually received by the Servicer which became due on or after the related Transfer Date.

Section 8.02      Procedure.

     (a) By 11:00 A.M. on the third Business Day following each Transfer Date, the Servicer shall give written notice to the Trustee of any substitution pursuant to Section 8.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Collection Period. By 11:00 A.M. on the fourth Business Day following each Payment Date, the Servicer shall deliver to the Trustee and, to the extent not included in the Monthly Servicer Report, the Trustee shall promptly deliver to each Rating Agency (i) a supplement to
Schedule 1 hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officer's Certificate (A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment under each such Predecessor Lease and the amount of each periodic Lease Payment under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and (iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to Section 5.01 hereof and to otherwise carry out its duties as servicer hereunder.

     (b) Subject to the provisions of Section 8.03 hereof, the delivery of any Officer's Certificate and supplement to Schedule 1 pursuant to Section 8.02(a) hereof shall be conclusive evidence that during the immediately preceding Collection Period (i) the Transferor assigned to the Issuer, as a sale and a capital contribution in accordance with
Section 2.01 of the Transferor Contribution and Sale Agreement to the extent made under Section 8.01(a)(i)(A) or (C) hereof, all of the Transferor's right, title and interest in and to the Substitute Leases identified in such supplement and the related rights described in Section 8.01 hereof, (ii) the Transferor transferred to the Issuer, as a sale and a contribution to capital in accordance with Section 2.01 of the Transferor Contribution and Sale Agreement to the extent made under Section 8.01(a)(i)(A) or (C) hereof, all of the Transferor's right, title and interest in and to the Equipment subject to such Substitute Leases (to the extent of the Transferor's interest in such Equipment, including the Transferor's security interest in any Equipment which is not owned by the Transferor), and (iii) the Issuer assigned and transferred to the Transferor, without representation or warranty, all of the Issuer's right, title and interest in and to the Predecessor Leases identified in such Officer's Certificate and the Equipment subject thereto (to the extent of the Issuer's interest in such Equipment, including the Issuer's security interest in any Equipment which is not owned by the Issuer). The Servicer shall promptly deliver to the Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease and each Additional Lease assigned to the Issuer pursuant to Section 8.01 hereof and the Issuer shall promptly request the Trustee to deliver to the Servicer the original executed counterpart of each Predecessor Lease and each Early Termination Lease for which a substitution or an addition has been made pursuant to Section 8.01 hereof.

     Section 8.03 Servicer's Subsequent Obligations.

     Upon any  substitution  of Leases in accordance with the provisions of this
Article 8, the Servicer's obligations hereunder with respect to the Predecessor Lease shall cease but the Servicer shall thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

     ARTICLE 9. ASSIGNMENT

     Section 9.01 Assignment to Trustee.

     It is understood that this Servicing Agreement and all rights of the Issuer hereunder will be assigned by the Issuer to the Trustee pursuant to the Indenture, for the benefit of the Trustee, the holders from time to time of the Notes as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. The Servicer hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Trustee, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

     Section 9.02 Assignment by Servicer.

     None of the respective rights or obligations of the Servicer hereunder may be assigned without the prior written consent of the Issuer and the Trustee (acting upon the instructions of the Holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes); provided, that nothing herein shall preclude the Servicer from performing its duties hereunder through the use of subservicers or agents to the extent that such use is consistent with the Servicer's business practices in dealing with leases and equipment for its own account, so long as the Servicer remains responsible for the actions of any subservicer.

     ARTICLE 10. NATURE OF OBLIGATIONS AND SECURITY THEREFOR

     Section 10.01 Obligations Absolute.

     The obligations of the Servicer hereunder, and the rights of the Trustee, as assignee of the Issuer, in and to all amounts payable hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Servicer may have against the Issuer, the Trustee, and any Holder of the Notes or any other Person for any reason whatsoever; it being the intention of the parties hereto that all obligations of the Servicer hereunder and all amounts payable by the Servicer hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Servicing Agreement.

     Section 10.02 Further Assurances; Financing Statements.

     The Servicer agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Issuer or the Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Issuer or the Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments. Without limiting the generality of the foregoing, the Servicer shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Issuer or the Trustee may request to protect and preserve the assignments and security interests granted by any Transaction Document with respect to the Leases.

     ARTICLE 11. MISCELLANEOUS

     Section 11.01 Continuing Obligations.

     This Servicing Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

     Section 11.02 GOVERNING LAW.

     THIS SERVICING AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. IF ANY PROVISION OF THIS

SERVICING AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS SERVICING AGREEMENT.

     Section 11.03 Successors and Assigns.

     This Servicing Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Issuer, the Servicer and the Trustee and shall inure to the benefit of the successors and assigns of the Holders, from time to time, of the Notes.

     Section 11.04 Modification.

     The terms of this Servicing Agreement shall not be waived, modified or amended without (a) the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the instructions of the Holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes), and (b) confirmation from the Rating Agencies that such waiver, modification or amendment will not cause the then existing rating of the Notes to be decreased.

     Section 11.05 No Petition or Proceedings.

     So long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash, the Servicer hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Issuer any petition or otherwise invoke the process of any
Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer.

     Section 11.06 Notices.

     All notices and other communications given in connection with this Servicing Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Servicer, the Seller, the Issuer and the Transferor, to 530 Fifth Avenue, New York, New York 10036, Attention:
Treasurer with a copy to the General Counsel (telecopy: 212-805-1181) and in the case of the Trustee and the Holders of the Notes, to such addresses as are provided pursuant to Sections 1.05 and 1.06 of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 11.06.

     Section 11.07 Counterparts.

     This Servicing Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Servicing Agreement as of the date and year first written above.

                                          CHARTER FINANCIAL, INC., as Servicer


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:



                                          CHARTER EQUIPMENT LEAST 1999 - 1 LLC.,
                                          By: CHARTER FUNDING CORPORATION V


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:



                                          LASALLE BANK NATIONAL ASSOCIATION,
                                            as Trustee


                                          By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE 1


                               SCHEDULE OF LEASES

                                                                       EXHIBIT A


                      Form of Receivables Servicing Report

                                    [to come]